UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 12, 2026

PRAXIS PRECISION MEDICINES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39620	47-5195942
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Praxis Precision Medicines, Inc.
99 High Street, 30th Floor
Boston, Massachusetts 02110
(Address of principal executive offices, including zip code)
(617) 300-8460
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trade Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	PRAX	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01. Regulation FD Disclosure.
On November 12, 2026, Praxis Precision Medicines, Inc. (the “Company”) hosted an Investor Day event (“Investor Day”). The presentation used at Investor Day is available in the “Investors + Media” portion of the Company’s website at investors.praxismedicines.com and a copy is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
The information in this Current Report on Form 8-K under Item 7.01, including Exhibit 99.1, attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.
Item 8.01. Other Events.
On November 12, 2026, at Investor Day, Company management presented on the Company’s commercial strategy and launch plans for relutrigine in SCN2A and SCN8A developmental and epileptic encephalopathies (“DEEs”) and ulixacaltamide in essential tremor (“ET”) and provided an update on its expanded development pipeline. The Company shared the following updates:
Ulixacaltamide
•The Company provided an updated population-based prevalence estimate for ET of about 9 million people in the U.S., including about 2 million who are seeking treatment today and who represent the Company’s initial commercial focus.
•The Company provided sensitivity analyses of the Essential3 primary endpoint, including key sensitivity analyses requested by the U.S. Food and Drug Administration (the “FDA”) during the New Drug Application review, which were consistent with the primary result.
•The Company shared an early analysis of patients in the Essential3 long-term safety study who completed recent efficacy assessments after receiving ulixacaltamide for approximately 95 weeks, which showed durable and improving ADL response over time, further supporting ulixacaltamide’s use as a chronic therapy.
Relutrigine
•The Company shared updated open label extension data from the EMBOLD study in SCN2A- and SCN8A-DEEs, showing continued reduction in seizures through 18 months with 86% reduction in seizures from baseline.
Pipeline Updates
Movement Disorders Expansion
•The Company plans to develop and initiate studies in 2027 with ulixacaltamide in Parkinson’s disease (about 1 million patient prevalence), restless legs syndrome (5 to 8 million patient prevalence) and autism spectrum disorder (8 million patient prevalence).
•The Company will advance two new molecular entities that optimize the t-type calcium channel mechanism of action for the treatment of movement disorders, with expected first in human studies in 2027.
•The Company continues to make progress on its recent collaboration with Remagine Labs to develop an iontophoretic transdermal patch for ulixacaltamide. The patch is designed to improve accessibility for ulixacaltamide and is planned to enter the clinic in 2027.
Pain
•The Company introduced a two-pronged approach utilizing its expertise in sodium channel modulation with a pan-sodium channel strategy and a NaV1.8 isoform biased strategy for developing therapies for chronic and acute pain indications.
•The Company is utilizing its proprietary Praxis Analysis of Concordance (“PAC”) framework in pain to identify an optimized set of pre-clinical models for screening and de-risking development candidates.
•PRAX-215 is a pan-sodium channel molecule currently being evaluated in a Phase 1 SAD/MAD study with a readout expected in 2027 and is being carried forward into chronic and acute pain trials.

•PRAX-110 is an isoform biased molecule and is expected to enter the clinic in 2028.
Other Pipeline Updates
•The Company introduced PRAX-206 in KCNT1 developmental epilepsies, which has shown strong pre-clinical data and is planned to enter the clinic in early 2027.
•The Company shared a portfolio of six preclinical antisense oligonucleotide (“ASO”) programs being advanced within the Solidus™ platform, in addition to elsunersen, which is in pivotal development.
Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws, including, without limitation, statements regarding the Company’s commercial strategy and launch plans, the potential market opportunity for and therapeutic potential of its product candidates, regulatory review and potential approval, and the timing and results of its ongoing and planned clinical and preclinical development. The forward-looking statements included in this Current Report on Form 8-K are subject to a number of risks, including, without limitation: the timing of and the Company’s ability to obtain regulatory approval of its product candidates; the Company’s ability to successfully commercialize its product candidates, if approved; the potential addressable market sizes for its product candidates; uncertainties inherent in clinical trials and pre-clinical development; the expected timing of clinical trials, data readouts and the results thereof; regulatory authorization to conduct trials; and other risks as described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 and other filings with the Securities and Exchange Commission. These statements are based only on facts currently known by the Company and speak only as of the date of this Current Report on Form 8-K. As a result, you are cautioned not to rely on these forward-looking statements and the Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

99.1	Praxis Precision Medicines, Inc. 2026 Investor Day Presentation

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRAXIS PRECISION MEDICINES, INC.

Date: November 12, 2026	By:	/s/ Marcio Souza
Marcio Souza
Chief Executive Officer